Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,954,475,000.00
Previously Paid Amount	0.00
Total Fee Amount	299,230.12
Total Offset Amount	0.00
Net Fee	$ 299,230.12
Final Prospectus	false